EXHIBIT 10.4

SECURITY AGREEMENT-PLEDGE

ARTICLE I

GENERAL RECITALS

Identification of Parties

This is a Security Agreement-Pledge (the “Agreement”) dated as of December 22, 2021 (the “Effective Date”) between RESC, LLC, a Nevada limited liability company whose principal address is 14830 Kivett Ln, Reno, NV 89521, referred to in this Agreement as (“Pledgor”), and VIKING ENERGY GROUP, INC., a Nevada corporation whose principal address is 15915 Katy Freeway, Suite 450, Houston, Texas 77094, referred to in this Agreement as (“Secured Party”). Pledgor and Secured Party are sometimes hereinafter referred to together as the “Parties” and individually as a “Party”.

Debt

1.01. New Rise Processing Reno, LLC is indebted to Secured Party, as evidenced by that certain promissory note dated, November 18, 2021, in the principal sum of One Million Five Hundred Thousand and No/100 ($1,500,000.00), the (“First Promissory Note”). New Rise Processing Reno, LLC is indebted to Secured Party, as evidenced by that certain promissory note dated December 22, 2021, in the principal sum of Five Hundred Thousand and No/100 ($500,000.00), the (“Promissory Note”).

1.02. RESC Renewable Holdings, LLC has guaranteed New Rise Processing Reno, LLC’s payment obligations under the First Promissory Note and this Promissory Note pursuant to that certain Guaranty dated, November 18, 2021 and the Guaranty dated, December 22, 2021 (collectively the “Guaranty”).

Nature of Agreement

1.03. Pledgor and Secured Party desire that, as an accommodation in connection with the loan made by Secured Party to Pledgor, Pledgor grants to the Secured Party a security interest in the Collateral described in Paragraph 2.02 of this Agreement as collateral for Pledgor’s performance of the terms and conditions of the Promissory Note and other obligations set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the Pledgor and Secured Party agree as follows:

ARTICLE 2

PLEDGE

Security Interest

2.01. Pledgor creates and grants to the Secured Party a security interest in the Collateral described in Paragraph 2.02 of this Agreement to secure the payment and performance of the obligations of New Rise Processing Reno, LLC and RESC Renewable Holdings, LLC to the Secured Party set forth in Paragraph 2.03 of this Agreement.

Description of Collateral

2.02.

(a) The Security Agreement – Pledge dated, November 18, 2021 (the “Original Security Agreement”) and this Agreement creates a first lien, perfected security interest in favor of Secured Party in twenty percent (20%) of the membership interests of RESC Renewable Holdings, LLC, a Nevada limited liability company owned by Pledgor (the “Equity”); and

(b) All right, title and interest of Pledgor, whether now owned or hereafter acquired, in and to Pledgor’s right to receive profits, income, proceeds, monies and distributions, arising, directly or indirectly out of Pledgor’s interest in the Equity (together with the Equity, collectively referred to as the “Collateral”).

Obligations Secured

2.03. The security interest created by this Agreement secures the following:

(a) Payment of the indebtedness evidenced by, and performance and discharge of every covenant, condition, and agreement contained in the Promissory Note, and any and all modifications, extensions, or renewals of the Promissory Note (the “Obligations”) by New Rise Processing Reno, LLC pursuant to the Promissory Note, and by RESC Renewable Holdings, LLC pursuant to the Guaranty.

(b) Performance and discharge of every obligation, covenant, and agreement of Pledgor contained in this Agreement or in any of the Security Instruments, as defined in the Promissory Note (if any) (collectively, the “Ancillary Agreements”).

Representations and Warranties of Debtor

2.04.

(a) Pledgor warrants and represents that the Collateral represents 20% of the membership interests of RESC Renewable Holdings, LLC owned by Pledgor; that the Collateral is free and clear of any security interests, liens, restrictions, or encumbrances, and the security interest created by this Agreement, and that Pledgor has full right and power to transfer or pledge the Collateral to the Secured Party free and clear of any interests described in this paragraph, and to enter into and carry out this Agreement.

(b) Pledgor has not heretofore signed any financing statement, and no financing statement is now on file in any public office covering the Collateral. Pledgor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral; and at the request of Secured Party, Pledgor will join Secured Party in executing one or more financing statements, pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party.

(c) Pledgor will not sell, transfer or dispose of any portion of the Collateral, except to Maker, unless Secured Party consents to such sale, transfer or disposition in writing, in advance.

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(d) Pledgor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Secured Party may at any time reasonably request to protect, assure or enforce its interests, rights and remedies created by, provided in, or emanating from, this Security Agreement.

(e) Pledgor shall keep the Collateral, including any proceeds therefrom, free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party.

ARTICLE 3

DEFAULT; RIGHTS OF SECURED PARTY

Event of Default

3.01. As used in this Agreement, “Event of Default” shall have the meaning subscribed to such term in the Promissory Note.

Secured Party’s Rights and Remedies

3.02. Secured Party shall have all of the following rights regardless of the existence of any Event of Default.

(a) This Agreement, Secured Party’s rights hereunder, or the indebtedness hereby secured may be assigned from time to time.

(b) Secured Party may execute, sign, endorse, transfer or deliver in the name of Pledgor any documents, necessary to evidence, perfect or realize upon the security interest and obligations created by this Agreement.

(c) Secured Party shall have no liability with respect to the Collateral, including, without limitation, any obligation for cash calls.

3.03. Upon an Event of Default, the Secured Party may foreclose the security interest in either of the following ways:

(a) Provided that the Secured Party gives notice to the Pledgor, and the Pledgor fails to object within twenty-one (21) days of receipt of such notice, the Secured Party may retain in satisfaction of Pledgor’s obligation all of the Collateral.

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(b) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the rights and remedies of a Secured Party under the Uniform Commercial Code of Texas, including without limitation thereto, the right to sell, at public or private sale or sales, or otherwise dispose of or utilize the collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, at such prices and on such terms as Secured Party may deem reasonable under the circumstances upon notice to Pledgor after an Event of Default. Secured Party will send Pledgor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made in accordance with the applicable provisions of the Uniform Commercial Code. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to Pledgor at the address designated on the first page of this Security Agreement (or at such other address as Pledgor shall have designated as its address for receipt of notices hereunder in a writing duly received by Secured Party) at least fifteen (15) days before the time of the sale or disposition and email notice to Pledgor. Expenses of retaking, holding, selling or the like shall include Secured Party’s reasonable attorney’s fees and legal expenses, and Pledgor agrees to pay such expenses, plus interest thereon at the maximum rate permitted by applicable law from the date such expenses are incurred until repaid. Pledgor shall remain liable for any deficiency.

(c) No delays or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar or waiver of any right or remedy on any future occasion. The remedies of Secured Party hereunder are cumulative, and the right exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by law or otherwise.

Additional Agreements

3.04.

(a) The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a first and prior lien, security interest and charge on all of the Collateral not expressly released, until all the Obligations secured hereby have been paid in full. Any future assignment or attempted assignment of the interest of Pledgor in and to any of the Collateral shall not deprive Secured Party of the right to see or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

(b) This Agreement shall not be construed as relieving Pledgor from full personal liability on the Obligations secured hereby and for any deficiency thereon.

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ARTICLE 4

VOTING; DISTRIBUTIONS

Voting

4.01 For as long as the Collateral is held by Secured Party, and until the date of an Event of Default, if any, the Pledgor shall have the right to vote the Equity for all purposes. If requested by the Pledgor, the Secured Party shall execute and deliver to the Pledgor any proxies and authorizations reasonably required to confirm the voting rights of the Pledgor during this period.

Distributions

4.02 For as long as the Collateral is held by the Secured Party, and until the date of an Event of Default, if any, all distributions paid upon the Equity shall belong to the Pledgor.

ARTICLE 5

RELEASE OF COLLATERAL

Release of Collateral

5.01. Upon payment in full of the Promissory Note, the Collateral is released of any obligation hereunder.

ARTICLE 6

MISCELLANEOUS

No Waiver of Right of Remedies

6.01. No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.

Severability

6.02. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this agreement shall be valid, binding, and effective as if the illegal or unenforceable provisions had never been included in this Agreement.

Notices

6.03. Any notices of other communications required or permitted by this Agreement shall be delivered personally or sent by registered or certified mail, postage prepaid the addresses set forth in the introductory paragraph hereof, or at any other address furnished in writing by either Party to the other, and shall be deemed to have been given as of the date the notice is personally delivered or three business days after deposited in the United States mail and email notice to Pledgor.

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Assignment

6.04. This Agreement and the Security Interest created by this Agreement shall be assignable by the Secured Party, and shall inure to the benefit of Secured Party’s legal representatives, successors and assigns. Pledgor may not assign its obligations hereunder.

Choice of Law; Venue

6.05. It is the intention of the parties that the laws of Texas should govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND THE PROMISSORY NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES LOCATED IN HARRIS COUNTY, TEXAS AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF THE COMPANY’S PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH THE PLEDGOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION 6.05 AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Paragraph Headings

6.06. Paragraph and other headings contained in this Agreement are for purposes of reference and convenience only and shall not affect in any way the meaning of this Agreement or its interpretation.

Prevailing Party

6.07. If any legal action or other proceeding is brought for the enforcement of this Agreement executed in connection with, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement or any document, instrument or agreement executed in connection herewith, the successful prevailing Party shall be entitled to recover reasonable attorney’s fees, court costs and all other costs and expenses incurred in that action or proceeding.

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Drafting

6.08. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

Counsel

6.09. COUNSEL. EACH PARTY ACKNOWLEDGES THAT THE PARTIES ARE EXECUTING A LEGAL DOCUMENT THAT CONTAINS CERTAIN DUTIES, OBLIGATIONS AND RESTRICTIONS AS SPECIFIED HEREIN. EACH PARTY FURTHERMORE ACKNOWLEDGES THAT EACH PARTY HAS BEEN ADVISED OF THEIR RIGHT TO RETAIN LEGAL COUNSEL, AND THAT EACH PARTY HAS EITHER BEEN REPRESENTED BY LEGAL COUNSEL PRIOR TO THEIR EXECUTION HEREOF OR HAS KNOWINGLY ELECTED NOT TO BE SO REPRESENTED.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

PLEDGOR:

RESC, LLC, a Nevada limited liability company

By:	/s/ Randall Soulé
Randall Soulé, Manager

SECURED PARTY:

VIKING ENERGY GROUP, INC.

By:	/s/ James A. Doris
Name:	James A. Doris
Title:	President and CEO

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